EXHIBIT 21

                                                              JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                    WHICH ORGANIZED
A.V. Chemie AG..............................................     Switzerland
ADC Philippines, Inc........................................     Philippines
AEAC, Inc...................................................     U.S.A.
Avery (China) Company Limited...............................     China
Avery Automotive Limited....................................     United Kingdom
Avery Corp..................................................     U.S.A.
Avery de Mexico S.A. de C.V.................................     Mexico
Avery Dennison (Fiji) Limited...............................     Fiji
Avery Dennison (Hong Kong) Limited..........................     Hong Kong
Avery Dennison (India) Private Limited......................     India
Avery Dennison (Ireland) Limited............................     Ireland
Avery Dennison (Kunshan) Limited............................     China
Avery Dennison (Malaysia) Sdn. Bhd..........................     Malaysia
Avery Dennison (Shanghai) International Trading Limited ....     China
Avery Dennison (Thailand) Ltd...............................     Thailand
Avery Dennison Australia Group Holdings Pty Limited.........     Australia
Avery Dennison Belgie N.V...................................     Belgium
Avery Dennison C.A..........................................     Venezuela
Avery Dennison Canada Inc...................................     Canada
Avery Dennison Chile S.A....................................     Chile
Avery Dennison Colombia S.A.................................     Colombia
Avery Dennison Converted Products de Mexico, S.A. de C.V....     Mexico
Avery Dennison Coordination Center N.V......................     Belgium
Avery Dennison Corporation..................................     U.S.A.
Avery Dennison Danmark A/S..................................     Denmark
Avery Dennison Danmark Holding ApS..........................     Denmark
Avery Dennison Deutschland GmbH.............................     Germany
Avery Dennison do Brasil Ltda...............................     Brazil
Avery Dennison Dover S.A....................................     Argentina
Avery Dennison Etiket Ticaret Limited Sirketi ..............     Turkey
Avery Dennison Foreign Sales Corporation....................     Barbados
Avery Dennison France S.A...................................     France
Avery Dennison Health Management Corporation................     U.S.A.
Avery Dennison Holding AG...................................     Switzerland
Avery Dennison Holding GmbH.................................     Germany
Avery Dennison Holdings Limited.............................     Australia
Avery Dennison Hong Kong B.V................................     Netherlands
Avery Dennison Hungary Limited..............................     Hungary
Avery Dennison Iberica, S.A.................................     Spain
Avery Dennison Italia S.p.A.................................     Italy
Avery Dennison Korea Limited................................     Korea
Avery Dennison Luxembourg S.A...............................     Luxembourg
Avery Dennison Materials France S.a.r.l.....................     France
Avery Dennison Materials GmbH...............................     Germany
Avery Dennison Materials Ireland Limited....................     Ireland
Avery Dennison Materials Nederland B.V......................     Netherlands
Avery Dennison Materials Pty Limited........................     Australia
Avery Dennison Materials U.K. Limited.......................     United Kingdom
Avery Dennison Mexico S.A. de C.V...........................     Mexico
Avery Dennison Norge A/S....................................     Norway
Avery Dennison Office Products (NZ) Limited.................     New Zealand
Avery Dennison Office Products (Pty.) Ltd...................     South Africa
Avery Dennison Office Products Company......................     U.S.A.
Avery Dennison Office Products de Mexico, S.A. de C.V.......     Mexico

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Avery Dennison Office Products Italia S.r.l.................     Italy
Avery Dennison Office Products Pty Limited..................     Australia
Avery Dennison Office Products U.K. Limited.................     United Kingdom
Avery Dennison Osterreich GmbH..............................     Austria
Avery Dennison Overseas Corporation.........................     U.S.A.
Avery Dennison Overseas Corporation (Japan Branch) .........     Japan
Avery Dennison Pension Trustee Limited......................     United Kingdom
Avery Dennison Polska Sp. z o.o.............................     Poland
Avery Dennison Printer Labels A/S...........................     Denmark
Avery Dennison Scandinavia A/S..............................     Denmark
Avery Dennison Schweiz AG...................................     Switzerland
Avery Dennison Security Printing Europe A/S.................     Denmark
Avery Dennison Singapore (Pte) Ltd..........................     Singapore
Avery Dennison South Africa (Proprietary) Limited...........     South Africa
Avery Dennison Suomi OY.....................................     Finland
Avery Dennison Sverige AB...................................     Sweden
Avery Dennison Systemes D'Etiquetage France S.A.S...........     France
Avery Dennison U.K. Limited.................................     United Kingdom
Avery Dennison Zweckform Austria GmbH.......................     Austria
Avery Dennison Zweckform Office Products Europe GmbH .......     Germany
Avery Dennison Zweckform Unterstutzungskasse GmbH...........     Germany
Avery Dennison, S.A. de C.V.................................     Mexico
Avery Dennison-Maxell K.K...................................     Japan
Avery Etiketsystemer A/S....................................     Denmark
Avery Etiketten B.V.........................................     Netherlands
Avery Etikettsystem Svenska AB..............................     Sweden
Avery Graphic Systems, Inc..................................     U.S.A.
Avery Holding B.V...........................................     Netherlands
Avery Holding Limited.......................................     United Kingdom
Avery Holding S.A...........................................     France
Avery Label (Northern Ireland) Limited......................     United Kingdom
Avery Maschinen GmbH........................................     Germany
Avery Pacific Corporation...................................     U.S.A.
Avery Properties Pty. Limited...............................     Australia
Avery Research Center, Inc..................................     U.S.A.
Avery, Inc..................................................     U.S.A.
Bear Rock Technologies Corporation..........................     U.S.A.
Cardinal Insurance Limited..................................     Bermuda(U.S.A.)
Dennison do Brasil Industria E Comercio Ltda................     Brazil
Dennison International Company..............................     U.S.A.
Dennison International Holding B.V..........................     Netherlands
Dennison Ireland Limited....................................     Ireland
Dennison Manufacturing (Trading) Ltd........................     Channel Islands
Dennison Manufacturing Company..............................     U.S.A.
Dennison Monarch Systems, Inc...............................     U.S.A.
Dennison Office Products Limited............................     Ireland
DMC Development Corporation.................................     U.S.A.
Etikettrykkeriet A/S........................................     Denmark
Fasson Canada Inc...........................................     Canada
Fasson Portugal Produtos Auto-Adesivos Lda..................     Portugal
LAC Retail Systems Limited..................................     United Kingdom
Monarch Industries, Inc.....................................     U.S.A.
PT Avery Dennison Indonesia.................................     Indonesia
Retail Products Limited.....................................     Ireland

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Security Printing Division, Inc.............................     U.S.A.
Societe Civile Immobiliere Sarrail..........................     France
Spartan International, Inc..................................     U.S.A.
Spartan Plastics Canada, Ltd................................     Canada
Stimsonite Australia Pty Limited............................     Australia
Stimsonite Corporation......................................     U.S.A.
Stimsonite do Brasil Ltda...................................     Brazil
Stimsonite Europa Limited...................................     United Kingdom
Stimsonite Foreign Sales Corporation........................     Barbados
Stimsonite Hong Kong Limited................................     Hong Kong
Stimsonite International Corporation........................     U.S.A.
Stimsonite Paint Corporation................................     U.S.A.
Tiadeco Participacoes, Ltda.................................     Brazil
Zweckform U.K. Ltd..........................................     United Kingdom